                                                                    EXHIBIT 32.1

                                  CALTON, INC.
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the quarterly report of Calton, Inc. (the "Company") on Form 10-QSB for the quarterly period ended February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony J. Caldarone, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  April 16, 2007       By:  /s/ Anthony J. Caldarone
                                  ----------------------------------------------
                                  Anthony J. Caldarone
                                  CHAIRMAN OF THE BOARD OF DIRECTORS, PRESIDENT
                                  AND CHIEF EXECUTIVE OFFICER